FOURTH AMENDMENT dated as of March 1, 1999 (the "Fourth Amendment") to the CREDIT AGREEMENT dated as of October 16, 1997, as amended by the First Amendment and Waiver dated as of March 27, 1998, the Amendment No. 2 dated as of August 24, 1998 and the Third Amendment dated as of September 30, 1998 (the "Credit Agreement") between TECHNOLOGY FLAVORS & FRAGRANCES, INC., a Delaware corporation having its principal place of business at 10 Edison Street East, Amityville, New York 11701 (the "Borrower") and THE CHASE MANHATTAN BANK, a New York banking corporation, having an office at 395 North Service Road, Suite 302, Melville, New York 11747 (the "Bank").


WHEREAS, the Borrower has requested and the Bank has agreed, subject to the terms and conditions of this FOURTH AMENDMENT, to amend certain provisions of the Credit Agreement to reflect the requests herein set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:


      1. Amendment to ARTICLE 1. DEFINITIONS; ACCOUNTING TERMS. Section 1.1. Definitions.

            The definition of "Revolving Credit Termination Date", as amended by The First Amendment, is hereby further amended by deleting the date "March 31, 1999" contained therein and by substituting therefor "June 30, 1999".

      2. Amendment to ARTICLE 4. GENERAL CREDIT PROVISIONS; FEES AND PAYMENTS. Section 4.3 Interest on Loans. Subsection (a) Alternate Base Rate Loans.

            Section 4.3 (a) of the Credit Agreement, as amended by the Third Amendment is hereby further amended by deleting the phrase "plus a margin of 1% per annum" contained in the fourth line thereof and substituting therefor the phrase "plus a margin of 2 1/2% per annum".

      3. Amendment to ARTICLE 4. GENERAL CREDIT PROVISIONS; FEES AND PAYMENTS. Section 4.4. Commitment Fee.

            Section 4.4 of the Credit Agreement is hereby amended by deleting the phrase "equal to 1/8 of 1% per annum" and by substituting therefor the phrase "equal to 1/4 of 1% per annum".

      4. Amendment to ARTICLE 10. FINANCIAL COVENANTS. Section 10.2. Consolidated Net Worth Plus Consolidated Subordinated Debt.

            Section 10.2 of the Credit Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

            "Maintain at all times for the periods set forth below a minimum sum of Consolidated Net Worth Plus Consolidated Subordinated Debt of not less than the amounts set forth opposite such periods:

                  Period                              Amount
                  ------                              ------

               9/30/98 - 12/30/98                     $3,590,000
               12/31/98 - 3/30/99                     $3.340,000
               3/31/99 and thereafter                 $3,440,000"

This FOURTH AMENDMENT and NOTE MODIFICATION #1 (as hereafter defined) shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State.

All capitalized terms not otherwise defined herein are used with the respective meanings given to such terms in the Credit Agreement.

Except as expressly amended or waived hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof and are hereby ratified and affirmed. This FOURTH AMENDMENT herein contained is limited specifically to the matters set forth above and does not constitute directly or by implication an amendment or waiver of any other provision of the Credit Agreement or any default which may occur or may have occurred under the Credit Agreement. This FOURTH AMENDMENT supersedes any prior negotiations, agreements, understandings or arrangements, or written and verbal communications by the Bank to the Borrower with regard to the matters set forth herein and this FOURTH AMENDMENT and the NOTE MODIFICATION #1 together with the Credit Agreement and the Facility Documents contain the entire understanding and agreement of the parties with respect to the subject matter contained herein.

Please be advised that any requests for additional amendments and waivers of compliance with the terms of the Credit Agreement will be evaluated by the Bank when formally requested in writing by the Borrower and subject to approval by the Bank, in its sole discretion. All amendments and waivers shall be subject to the provisions of Section 12.1 of the Credit Agreement.

The Borrower hereby represents and warrants that, after giving effect to this FOURTH AMENDMENT, (i) all representations and warranties contained in Article 7 of the Credit Agreement shall be deemed restated and are true and correct as of the date hereof and (ii) no Event of Default or event which with the giving of notice or lapse of time or both would constitute an Event of Default exists under the Credit Agreement or any documents relating thereto; and no right of offset, defense, counterclaim or objection in favor of the Borrower arising out of or with respect to the Obligations exists.

This FOURTH AMENDMENT may be executed in any number of counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one FOURTH AMENDMENT. This FOURTH AMENDMENT shall become effective when the Bank shall have received (x) an amendment fee in the amount of $15,000 payable to the Bank by the Borrower, (y) the duly executed Note Modification #1 dated as of March 1, 1999 in the form attached hereto as Exhibit A (the "Note Modification #1") to the Revolving Credit Note dated as of October 16, 1997 and (z) counterparts of this FOURTH AMENDMENT duly executed by an authorized signer of each of the parties hereto.

IN WITNESS WHEREOF, the Borrower and the Bank have caused this FOURTH AMENDMENT to be duly executed by their duly authorized officers, all as of the day and year first above written.


TECHNOLOGY FLAVORS & FRAGRANCES, INC.


By:
   ----------------------------------
Name:
Title:

THE CHASE MANHATTAN BANK


By:
   ----------------------------------
Name:
Title:  Vice President

The undersigned, not a party to the Credit Agreement but a Guarantor under a separate Guarantee dated as of October 16, 1997 in favor of The Chase Manhattan Bank (the "Guarantee") hereby consents, accepts and agrees to the terms of the FOURTH AMENDMENT contained herein and reaffirms that such Guarantee remains in full force and effect.


TECHNOLOGY FLAVORS & FRAGRANCES, INC. (CANADA)


By:
   ----------------------------------
Name:
Title:

The undersigned, not a party to the Credit Agreement but a Guarantor under a separate Guarantee dated as of March 27, 1998 in favor of The Chase Manhattan Bank (the "Guarantee") hereby consents, accepts and agrees to the terms of the FOURTH AMENDMENT contained herein and reaffirms that such Guarantee remains in full force and effect.


TECHNOLOGY FLAVORS & FRAGRANCES CHILE S.A.


By:
   ----------------------------------
Name:
Title:

                                    EXHIBIT A

                              NOTE MODIFICATION #1
                                       TO
                              REVOLVING CREDIT NOTE

                                                                  March __, 1999

      The Revolving Credit Note dated October 16, 1997 (the "Revolving Credit Note") of TECHNOLOGY FLAVORS & FRAGRANCES, INC., (the "Borrower") to which this NOTE MODIFICATION #1 is attached and evidencing revolving credit loans made by THE CHASE MANHATTAN BANK (the "Bank") to the Borrower is hereby amended by:

      1. deleting the amount "$6,000,000" appearing on the upper left side of the first page of the Revolving Credit Note and by substituting therefor the amount "$2,750,000",

      2. deleting the text "October 16, 1999" contained in the fourth line of the first paragraph thereof and substituting therefor the text "June 30, 1999", and

      3. deleting the text "SIX MILLION DOLLARS ($6,000,000)," contained fifth line of the first paragraph thereof and substituting therefor the text "TWO MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($2,750,000)".

      All other terms of the Revolving Credit Note remain unchanged and in full force and effect.

      The Borrower agrees that any and all amounts outstanding under the Revolving Credit Note (as defined above) of the Borrower to the Bank is deemed outstanding under the Revolving Credit Note as amended as of the date hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                TECHNOLOGY FLAVORS & FRAGRANCES, INC..


                                By:
                                   ----------------------------------
                                Title:


                                THE CHASE MANHATTAN BANK


                                By:
                                   ----------------------------------
                                    Vice President

                              NOTE MODIFICATION #1
                                       TO
                              REVOLVING CREDIT NOTE

                                                                   March 1, 1999

      The Revolving Credit Note dated October 16, 1997 (the "Revolving Credit Note") of TECHNOLOGY FLAVORS & FRAGRANCES, INC., (the "Borrower") to which this NOTE MODIFICATION #1 is attached and evidencing revolving credit loans made by THE CHASE MANHATTAN BANK (the "Bank") to the Borrower is hereby amended by:

      1. deleting the amount "$6,000,000" appearing on the upper left side of the first page of the Revolving Credit Note and by substituting therefor the amount "$2,750,000",

      2. deleting the text "October 16, 1999" contained in the fourth line of the first paragraph thereof and substituting therefor the text "June 30, 1999", and

      3. deleting the text "SIX MILLION DOLLARS ($6,000,000)," contained fifth line of the first paragraph thereof and substituting therefor the text "TWO MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($2,750,000)".

      All other terms of the Revolving Credit Note remain unchanged and in full force and effect.

      The Borrower agrees that any and all amounts outstanding under the Revolving Credit Note (as defined above) of the Borrower to the Bank is deemed outstanding under the Revolving Credit Note as amended as of the date hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                TECHNOLOGY FLAVORS & FRAGRANCES, INC..


                                By:
                                   ----------------------------------
                                Title:


                                THE CHASE MANHATTAN BANK


                                By:
                                   ----------------------------------
                                   Vice President